Exhibit 10.4

EXHIBIT A

FOURTH ALLONGE TO REVOLVING NOTE

This Fourth Allonge (“Allonge”), dated as of November 6, 2019, is to the Secured Revolving Promissory Note dated as of December 12, 2016 in the maximum principal amount outstanding at any time of $2,100,000.00 (as amended by an Allonge dated November 13, 2017, a Second Allonge dated April 27, 2018 and a Third Allonge dated as of November 20, 2018, the “Note”) made by Creative Realities, Inc., a Minnesota corporation, Creative Realities, LLC, a Delaware limited liability company, Conexus World Global, LLC, a Kentucky limited liability company, and Allure Global Solutions, Inc., a Georgia corporation, jointly and severally (each, and together herein referred to as “Maker”), payable to the order of Slipstream Communications, LLC, an Anguillan limited liability company (the “Holder”).

The Note was issued pursuant to that certain Loan and Security Agreement by and between, inter alia, Maker and the initial Holder dated as of August 16, 2016 (as amended by the First Amendment thereto dated as of the First Amendment Effective Date, the Second Amendment thereto dated as of the Second Amendment Effective Date, the Third Amendment thereto dated as of the Third Amendment Effective Date, the Fourth Amendment thereto dated as of the Fourth Amendment Effective Date, the Fifth Amendment dated as of the Fifth Amendment Effective Date, the Joinder Agreement dated as of November 20, 2018 and the Sixth Amendment dated as of the date hereof, and as it may be further amended, restated, supplemented, modified or otherwise changed from time to time, the “Loan Agreement”), and are subject to the terms and conditions thereof.

The Note is hereby amended as follows: All references therein to the “Maturity Date” shall mean June 30, 2021.

Except as expressly amended hereby, the Note, including without limitation the default and acceleration provisions thereof, remain in full force and effect, and Makers hereby confirm their liability thereunder to Holder.

IN WITNESS WHEREOF, this Allonge is executed and attached, or copies attached, to the Note on the date first set forth above.

MAKERS

CREATIVE REALITIES, INC.
CREATIVE REALITIES, LLC
CONEXUS WORLD GLOBAL, LLC
ALLURE GLOBAL SOLUTIONS, INC.

By:	/s/ Richard Mills
Name:	Richard Mills
Title:	Chief Executive Officer